UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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HCA Healthcare, Inc.

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Your Vote Counts!
HCA HEALTHCARE, INC. 2021 Annual Meeting Vote by April 27, 2021 11:59 PM ET .

HCA HEALTHCARE, INC. ATTN: CORPORATE SECRETARY ONE PARK PLAZA NASHVILLE, TN 37203

D39767-P50764

You invested in HCA HEALTHCARE, INC. and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on April 28, 2021.

Get informed before you vote

View the Notice and Proxy Statement and 2020 Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 14, 2021. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

    * Please check the meeting materials for any special requirements for meeting attendance.

V1

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the

upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends

1.	Election of Directors Nominees:
1a.	Thomas F. Frist III	For

1b.	Samuel N. Hazen	For

1c.	Meg G. Crofton	For

1d.	Robert J. Dennis	For

1e.	Nancy-Ann DeParle	For

1f.	William R. Frist	For

1g.	Charles O. Holliday, Jr.	For

1h.	Michael W. Michelson	For

1i.	Wayne J. Riley, M.D.	For

2.	To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2021.	For

3.	Advisory vote to approve named executive officer compensation.	For

4.	Stockholder proposal, if properly presented at the meeting, requesting that the Board of Directors take the steps necessary to allow stockholders to act by written consent.	Against

5.	Stockholder proposal, if properly presented at the meeting, requesting a report on the feasibility of increasing the impact of quality metrics on executive compensation.	Against

NOTE: In their discretion, the proxies are authorized to vote upon any other business that may properly come before the meeting or any postponement or adjournment thereof.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.

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